SSgA FUNDS
SUPPLEMENT DATED AUGUST 11, 2011
TO
PROSPECTUS DATED DECEMBER 20, 2010
(AS SUPPLEMENTED THROUGH JUNE 14, 2011)
SSgA LIFE SOLUTIONS GROWTH FUND
(TICKER SYMBOL: SLRRX)
SSgA LIFE SOLUTIONS INCOME AND GROWTH FUND
(TICKER SYMBOL: SLIRX)
This supplement changes fee and expense disclosure in the Prospectus and provides new information that should be read together with the Prospectus.
The following information replaces the Annual Fund Operating Expenses data related to the SSgA Life Solutions Funds under “Fees and Expenses of the Fund” as follows:
SSgA Life Solutions Growth Fund, page 13:

Management Fee	0.00%
Distribution and Shareholder Service (12b-1) Fees	0.70%
Other Expenses	4.22%
Acquired Fund Fees and Expenses	0.36%
Total Annual Fund Operating Expenses	5.28%*
Fee Waivers and/or Expense Reimbursements	0.00%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	5.28%*

*	Total Annual Fund Operating Expenses include fees and expenses incurred indirectly by the fund as a result of its investments in underlying funds. Total Annual Fund Operating Expenses do not correlate to the expense ratio in the Financial Highlights because the ratio does not include the underlying funds’ fees and expenses.
EXAMPLE
This example is intended to help you compare the cost of investing in the Class R Shares of fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in Class R Shares of the fund for the time periods indicated, and then redeem all of your Class R Shares of the fund at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$527	$1,600	$2,664	$5,287

SSgA Life Solutions Income and Growth Fund, page 16:

Management Fee	0.00%
Distribution and Shareholder Service (12b-1) Fees	0.70%
Other Expenses	11.38%
Acquired Fund Fees and Expenses	0.38%
Total Annual Fund Operating Expenses	12.46%*
Fee Waivers and/or Expense Reimbursements	0.00%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	12.46%*

*	Total Annual Fund Operating Expenses include fees and expenses incurred indirectly by the fund as a result of its investments in underlying funds. Total Annual Fund Operating Expenses do not correlate to the expense ratio in the Financial Highlights because the ratio does not include the underlying funds’ fees and expenses.
EXAMPLE
This example is intended to help you compare the cost of investing in the Class R Shares of fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in Class R Shares of the fund for the time periods indicated, and then redeem all of your Class R Shares of the fund at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$1,200	$3,380	$5,236	$8,753
The following table under “Investment Management Fees” on page 31 reflecting annual operating expense ratios after waivers and reimbursements is deleted in its entirety and replaced with the following:

	Total Annual Operating Expenses
	Before and After Fee Waiver and/or
	Expense Reimbursement
	(% of Average Daily Net Assets)
Class R Shares	Before	After
SSgA Bond Market Fund	1.00%	0.85%
SSgA International Stock Selection Fund	1.60%	1.43%
SSgA Life Solutions Balanced Fund	1.39%	1.10%
SSgA Life Solutions Growth Fund	5.28%	1.28%
SSgA Life Solutions Income and Growth Fund	12.46%	1.35%
The rest of the Prospectus sections entitled “Fees and Expenses of the Funds” and “Investment Management Fees” remain unchanged.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE